Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets(1)

	December 31,
	2010	2009
	(dollars in thousands)
Non-accrual loans	$66,652	$105,965
Loans 90 days or more past due and still accruing interest	928	3,940

Total non-performing loans	67,580	109,905
Other real estate and repossessed assets	39,413	31,534

Total non-performing assets	$106,993	$141,439

As a percent of Portfolio Loans
Non-performing loans	3.73%	4.78%
Allowance for loan losses	3.75	3.55
Non-performing assets to total assets	4.22	4.77
Allowance for loan losses as a percent of non-performing loans	100.50	74.35

(1)	Excludes loans that are classified as “troubled debt restructured” that are still performing.
Troubled debt restructurings (“TDRs”)

	December 31, 2010
	Commercial	Retail		Total
	(dollars in thousands)
Performing TDRs	$16,957	$96,856		$113,813
Non-performing TDRs (1)	7,814	16,616	(2)	24,430

Total	$24,771	$113,472		$138,243

	December 31, 2009
	Commercial	Retail		Total
	(dollars in thousands)
Performing TDRs	$3,500	$68,461		$71,961
Non-performing TDRs (1)	—	14,937	(2)	14,937

Total	$3,500	$83,398		$86,898

(1)	Included in NPL table above.

(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Twelve months ended
	December 31,
	2010		2009
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(dollars in thousands)
Balance at beginning of period	$81,717	$1,858	$57,900	$2,144
Additions (deduction)
Provision for loan losses	46,765	—	103,318	—
Recoveries credited to allowance	3,612	—	2,795	—
Loans charged against the allowance	(64,179)	—	(82,296)	—
Additions (deductions) included in non-interest expense	—	(536)	—	(286)

Balance at end of period	$67,915	$1,322	$81,717	$1,858

Net loans charged against the allowance to average Portfolio Loans	2.97%		3.28%
Alternative Sources of Funds

	December 31,
	2010			2009
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(dollars in thousands)
Brokered CDs	$273,546	2.4 years	2.89%	$629,150	2.2 years	2.46%
Fixed rate FHLB advances	21,022	5.9 years	6.34	27,382	5.5 years	6.59
Variable rate FHLB advances	50,000	0.8 years	0.41	67,000	1.4 years	0.32
Securities sold under agreements to repurchase				35,000	.9 years	4.42

Total	$344,568	2.4 years	2.74%	$758,532	2.2 years	2.51%

Capitalization

	December 31,
	2010	2009
	(in thousands)
Subordinated debentures	$50,175	$92,888
Amount not qualifying as regulatory capital	(1,507)	(2,788)

Amount qualifying as regulatory capital	48,668	90,100

Shareholders’ Equity
Preferred stock	75,700	69,157
Common stock	246,407	2,386
Capital surplus	—	223,095
Accumulated deficit	(189,902)	(169,098)
Accumulated other comprehensive loss	(13,120)	(15,679)

Total shareholders’ equity	119,085	109,861

Total capitalization	$167,753	$199,961

Non-Interest Income

		Three months ended		Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2010	2009
	(in thousands)
Service charges on deposit accounts	$4,887	$5,516	$6,158	$21,511	$24,370
Net gains (losses) on assets
Mortgage loans	4,286	3,829	2,060	12,330	10,860
Securities	14	(3)	39	1,639	3,826
Other than temporary loss on securities available for sale
Total impairment loss	(28)	(316)	(4,056)	(462)	(4,073)
Loss recognized in other comprehensive loss	—	—	3,991	—	3,991

Net impairment loss recognized in earnings	(28)	(316)	(65)	(462)	(82)
VISA check card interchange income	2,160	2,075	1,858	8,257	7,064
Mortgage loan servicing	2,465	(1,377)	1,241	(523)	2,252
Mutual fund and annuity commissions	585	506	527	1,889	2,017
Bank owned life insurance	464	502	472	1,917	1,615
Title insurance fees	644	533	410	2,037	2,272
Gain (loss) on extinguishment of debt	—	(20)	—	18,066	—
Other	1,732	1,233	920	5,152	5,607

Total non-interest income	$17,209	$12,478	$13,620	$71,813	$59,801

Capitalized Mortgage Loan Servicing Rights

	Three months ended		Twelve months ended
	December 31,		December 31,
	2010	2009	2010	2009
		(in thousands)
Balance at beginning of period	$11,667	$14,334	$15,273	$11,966
Originated servicing rights capitalized	1,619	769	4,158	5,213
Amortization	(1,367)	(720)	(3,862)	(4,255)
(Increase)/decrease in impairment reserve	2,742	890	(908)	2,349

Balance at end of period	$14,661	$15,273	$14,661	$15,273

Impairment reserve at end of period	$3,210	$2,302	$3,210	$2,302

Mortgage Loan Activity

		Three months ended		Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2010	2009
		(dollars in thousands)
Mortgage loans originated	$178,508	$153,920	$114,254	$516,335	$576,018
Mortgage loans sold	180,892	124,383	95,386	480,566	540,713
Mortgage loans sold with servicing rights released	24,058	20,411	20,216	77,080	55,495
Net gains on the sale of mortgage loans	4,286	3,829	2,060	12,330	10,860
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.37%	3.08%	2.16%	2.57%	2.01%
Fair value adjustments included in the Loan
Sales Margin	(0.49)	0.83	0.11	0.10	0.07

Non-Interest Expense

		Three months ended		Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2010	2009
	(in thousands)
Salaries	$10,073	$10,336	$10,364	$40,827	$40,053
Performance-based compensation and benefits	147	357	746	1,803	2,889
Other benefits	2,042	2,113	2,165	9,081	10,061

Compensation and employee benefits	12,262	12,806	13,275	51,711	53,003
Vehicle service contract counterparty contingencies	4,386	5,968	19,506	18,633	31,234
Loan and collection	3,947	3,805	3,834	15,323	14,727
Occupancy, net	2,791	2,721	2,882	11,016	11,092
Loss on other real estate and repossessed assets	4,843	1,296	1,796	9,722	8,554
Data processing	2,367	2,248	2,465	9,554	9,528
FDIC deposit insurance	1,589	1,651	1,658	6,805	7,328
Furniture, fixtures and equipment	1,582	1,591	1,735	6,540	7,159
Credit card and bank service fees	1,237	1,378	1,754	5,790	6,608
Communications	996	1,054	1,120	4,138	4,424
Legal and professional	1,239	831	1,144	4,100	3,222
Advertising	567	692	1,498	2,712	5,696
Supplies	393	429	470	1,630	1,835
Amortization of intangible assets	315	320	523	1,280	1,930
Goodwill impairment			16,734		16,734
Costs (recoveries) related to unfunded lending commitments	(65)	(807)	6	(536)	(286)
Other	1,948	1,525	1,119	6,582	5,655

Total non-interest expense	$40,397	$37,508	$71,519	$155,000	$188,443

Average Balances and Rates

			Three Months Ended
			December 31,
	2010			2009
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
			(dollars in thousands)
Assets (1)
Taxable loans	$1,911,195	$32,116	6.68%	$2,370,452	$42,910	7.20%
Tax-exempt loans (2)	8,750	94	4.26	10,361	123	4.71
Taxable securities	68,171	481	2.80	102,509	1,420	5.50
Tax-exempt securities (2)	32,483	338	4.13	71,448	745	4.14
Cash — interest bearing	337,468	215	0.25	194,683	134	0.27
Other investments	24,839	184	2.94	27,854	110	1.57

Interest Earning Assets	2,382,906	33,428	5.58	2,777,307	45,442	6.50

Cash and due from banks	49,989			54,206
Other assets, net	188,395			148,612

Total Assets	$2,621,290			$2,980,125

Liabilities
Savings and NOW	$1,094,605	648	0.23	$1,039,884	1,274	0.49
Time deposits	829,668	5,052	2.42	1,143,307	7,663	2.66
Other borrowings	153,898	1,662	4.28	249,811	3,107	4.93

Interest Bearing Liabilities	2,078,171	7,362	1.41	2,433,002	12,044	1.96

Demand deposits	375,448			331,204
Other liabilities	49,532			70,489
Shareholders’ equity	118,139			145,430

Total liabilities and shareholders’ equity	$2,621,290			$2,980,125

Net Interest Income		$26,066			$33,398

Net Interest Income as a Percent of Earning Assets			4.35%			4.78%

(1)	All domestic, except for $0.1 million and $2.1 million for the three months ended December 31, 2010 and 2009, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

(3)	Annualized.

Average Balances and Rates

			Twelve Months Ended
			December 31,
	2010			2009
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
			(dollars in thousands)
Assets (1)
Taxable loans	$2,072,586	$141,876	6.85%	$2,461,896	$177,557	7.21%
Tax-exempt loans (2)	9,531	406	4.26	8,672	391	4.51
Taxable securities	82,127	3,052	3.72	111,558	6,333	5.68
Tax-exempt securities (2)	45,223	1,932	4.27	85,954	3,669	4.27
Cash — interest bearing	324,065	824	0.25	72,606	174	0.24
Other investments	26,526	761	2.87	28,304	932	3.29

Interest Earning Assets	2,560,058	148,851	5.81	2,768,990	189,056	6.83

Cash and due from banks	50,739			55,451
Other assets, net	167,873			157,762

Total Assets	$2,778,670			$2,982,203

Liabilities
Savings and NOW	$1,089,992	2,829	0.26	$992,529	5,751	0.58
Time deposits	978,098	25,335	2.59	1,019,624	29,654	2.91
Other borrowings	198,030	9,034	4.56	394,975	15,128	3.83

Interest Bearing Liabilities	2,266,120	37,198	1.64	2,407,128	50,533	2.10

Demand deposits	349,376			321,802
Other liabilities	54,183			80,281
Shareholders’ equity	108,991			172,992

Total liabilities and shareholders’ equity	$2,778,670			$2,982,203

Net Interest Income		$111,653			$138,523

Net Interest Income as a Percent of Earning Assets			4.36%			5.00%

(1)	All domestic, except for $0.4 million and $5.1 million for the twelve months ended December 31, 2010 and 2009, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

Commercial Loan Portfolio Analysis as of December 31, 2010

			Total Commercial Loans		Percent of
		Watch Credits			Loan
					Category in Watch
Loan Category	All Loans	Performing	Non- performing	Total	Credit
			(dollars in thousands)
Land	$21,345	$5,919	$2,369	$8,288	38.8%
Land Development	22,869	9,564	3,418	12,982	56.8
Construction	18,259	4,081	3,884	7,965	43.6
Income Producing	308,006	71,427	12,197	83,624	27.2
Owner Occupied	186,326	32,962	5,757	38,719	20.8

Total Commercial Real Estate Loans (1)	$556,805	$123,953	$27,625	$151,578	27.2

Other Commercial Loans(1)	$151,128	$24,242	1,916	$26,158	17.3

Total non-performing commercial loans			$29,541

(1)	The total of these two categories is different than the December 31, 2010, Consolidated Statement of Financial Condition due primarily to loans in process.